Exhibit 1.1

4,700,000 Shares1

Lantronix, Inc.

Common Stock, par value $0.0001 per share

UNDERWRITING AGREEMENT

November 18, 2021

CANACCORD GENUITY LLC

As Representative of the several

Underwriters named in Schedule I hereto

c/o Canaccord Genuity LLC

99 High Street

Boston, Massachusetts 02110

Ladies and Gentlemen:

Lantronix, Inc., a Delaware corporation (the “Company”), proposes to sell to the several underwriters named in Schedule I hereto (the “Underwriters”) an aggregate of 4,700,000 shares (the “Firm Shares”) of common stock, par value $0.0001 per share (the “Common Stock”), of the Company. TL Investment GmbH, a German limited liability company (the “Selling Stockholder”), has also granted to the Underwriters an option to purchase up to 705,000 additional shares of Common Stock on the terms and for the purposes set forth in Section 3 hereof (the “Option Shares”). The Firm Shares and any Option Shares purchased pursuant to this Underwriting Agreement (this “Agreement”) are herein collectively called the “Securities.”

The Company, the Selling Stockholder and the several Underwriters hereby confirm their agreement with respect to the sale of the Securities by the Company and the Selling Stockholder, acting severally and not jointly, to the several Underwriters, for whom Canaccord Genuity LLC is acting as representative (“you” or the “Representative”), as follows:

1.       Registration Statements and Prospectuses. The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-259454) under the Securities Act of 1933, as amended (the “Securities Act” or the “Act”), and the rules and regulations (the “Rules and Regulations”) of the Commission thereunder, and such amendments to such registration statement as may have been required to the date of this Agreement. Such registration statement has been declared effective by the Commission. Each part of such registration statement, including the exhibits and any amendments and schedules thereto, the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act and the documents and information otherwise deemed to be a part thereof or included therein by Rule 430B under the Securities Act (the “Rule 430B Information”) or otherwise pursuant to the Rules and Regulations, as of the time the registration statement became effective, is herein called the “Company Registration Statement.” The Company has also prepared and filed with the Commission a registration statement on Form S-3 (File No. 333-227127) under the Act and the Rules and Regulations of the Commission thereunder, and such amendments to such registration statement as may have been required to the date of this Agreement. Such registration statement has been declared effective by the Commission. Each part of such registration statement, including the amendments, exhibits and any schedules thereto, the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act and the 430B Information or otherwise pursuant to the Rules and Regulations, as of the time the registration statement became effective, is herein called the “Selling Stockholder Registration Statement” and together with the Company Registration Statement are collectively called the “Registration Statements.”

___________________

1       Plus an option to purchase up to 705,000 additional shares to cover over-allotments.

1

The prospectuses included in the Registration Statements in the form in which each has most recently been filed with the Commission on or prior to the date of this Agreement are herein called the “Base Prospectuses.” Each preliminary prospectus supplement to the Base Prospectuses (including the Base Prospectuses as so supplemented) that describes the Securities and the offering thereof, that omitted the Rule 430B Information and that was used prior to the filing of the final prospectus supplement referred to in the following sentence is herein called a “Preliminary Prospectus.” Promptly after execution and delivery of this Agreement, the Company will prepare and file with the Commission a final prospectus supplement to the Base Prospectuses relating to the Securities and the offering thereof in accordance with the provisions of Rule 430B and Rule 424(b) of the Rules and Regulations. Such final prospectus supplement (including the Base Prospectuses as so supplemented), in the form filed with the Commission pursuant to Rule 424(b), is herein called the “Prospectus.” Any reference herein to the Base Prospectuses, any Preliminary Prospectus or the Prospectus shall be deemed to include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act as of the date of such prospectus.

For purposes of this Agreement, all references to the Registration Statements, the Base Prospectuses, any Preliminary Prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System or any successor system thereto. All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Registration Statements, the Base Prospectuses, any Preliminary Prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in or otherwise deemed by the Rules and Regulations to be a part of or included in the Registration Statements, the Base Prospectuses, any Preliminary Prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statements, the Base Prospectuses, any Preliminary Prospectus or the Prospectus shall be deemed to mean and include the subsequent filing of any document under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which is incorporated by reference therein or otherwise deemed by the Rules and Regulations to be a part thereof.

2.       Representations and Warranties of the Company and the Selling Stockholder.

(a)       Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the several Underwriters as follows:

(i)       Registration Statements and Prospectuses. No order preventing or suspending the use of any Preliminary Prospectus or the Prospectus (or any supplement thereto) has been issued by the Commission and no proceeding for that purpose has been initiated or is pending or, to the knowledge of the Company, threatened by the Commission. As of the time each part of the Registration Statements became or becomes effective (including each deemed effective date with respect to the Underwriters pursuant to Rule 430B or otherwise under the Securities Act), such part conformed or will conform in all material respects to the requirements of the Act and the Rules and Regulations. Upon the filing or first use within the meaning of the Rules and Regulations, any Preliminary Prospectus and the Prospectus (or any supplement to either) conformed or will conform in all material respects to the requirements of the Act and the Rules and Regulations. The Registration Statements have become effective under the Securities Act and the Company, as of the date of this Agreement, has not filed a post-effective amendment to the Registration Statements. The Company has complied to the Commission’s satisfaction with all requests of the Commission for additional or supplemental information. No stop order suspending the effectiveness of the Registration Statements or any part thereof is in effect and no proceedings for such purpose have been instituted or are pending or, to the knowledge of the Company, are threatened by the Commission.

2

(ii)       Accurate Disclosure. Each Preliminary Prospectus, at the time of filing thereof or the time of first use within the meaning of the Rules and Regulations, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Neither the Registration Statements nor any amendment thereto, at the effective time of each part thereof, at the First Closing Date (as defined below) or at the Second Closing Date (as defined below), contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. As of the Time of Sale (as defined below), neither (A) the Time of Sale Disclosure Package (as defined below) nor (B) any issuer free writing prospectus (as defined below), when considered together with the Time of Sale Disclosure Package, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Neither the Prospectus nor any supplement thereto, as of its issue date, at the time of any filing with the Commission pursuant to Rule 424(b) of the Rules and Regulations, at the First Closing Date or at the Second Closing Date, contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties in this Section 2(a)(ii) shall not apply to statements in or omissions from any Preliminary Prospectus, the Time of Sale Disclosure Package or the Prospectus (or any supplement thereto) made in reliance upon, and in conformity with, written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation of such document, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 6(f).

Each reference to an “issuer free writing prospectus” herein means an issuer free writing prospectus as defined in Rule 433 of the Rules and Regulations.

“Time of Sale Disclosure Package” means the Preliminary Prospectus dated November 17, 2021, any free writing prospectus set forth on Schedule II and the information on Schedule III, all considered together.

Each reference to a “free writing prospectus” herein means a free writing prospectus as defined in Rule 405 of the Rules and Regulations.

“Time of Sale” means 7:30 a.m. (Eastern time) on the date of this Agreement.

(iii)        Issuer Free Writing Prospectuses. (A) Each issuer free writing prospectus does not include any information that conflicts with the information contained in the Registration Statements, any Preliminary Prospectus or the Prospectus. The foregoing sentence does not apply to statements in or omissions from any issuer free writing prospectus based upon and in conformity with written information furnished to the Company by you or by any Underwriter through you specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 6(f).

(B)        (1) At the earliest time after the filing of the Company Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Securities and (2) at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 under the Securities Act, including the Company or any subsidiary in the preceding three years not having been convicted of a felony or misdemeanor or having been made the subject of a judicial or administrative decree or order as described in Rule 405 of the Rules and Regulations (without taking account of any determination by the Commission pursuant to Rule 405 of the Rules and Regulations that it is not necessary that the Company be considered an ineligible issuer), nor an “excluded issuer” as defined in Rule 164 under the Securities Act.

(C)        Each issuer free writing prospectus satisfied, as of its issue date and at all subsequent times to the Time of Sale, all other conditions to use thereof as set forth in Rules 164 and 433 under the Securities Act.

3

(iv)        Testing-the-Waters Materials. Except as approved in writing by the Representative, (A) the Company has not alone engaged in any oral or written communication with potential investors in the Securities undertaken in reliance on Rule 163B of the Securities Act (“Testing-the-Waters Communication”), or (B) as of the Time of Sale, the Company has not alone furnished any Testing-the-Waters Communication that is a written communication related to the Securities within the meaning of Rule 405 under the Securities Act (“Written Testing-the-Waters Communications”) and has not authorized anyone to furnish any Written Testing-the-Waters Communications.

(v)        No Other Offering Materials. The Company has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Securities other than any Preliminary Prospectus, the Time of Sale Disclosure Package or the Prospectus or other materials permitted by the Act to be distributed by the Company; provided, however, that, except as set forth on Schedule II, the Company has not made and will not make any offer relating to the Securities that would constitute a free writing prospectus, except in accordance with the provisions of Section 4(a)(xv) of this Agreement.

(vi)       Financial Statements. The financial statements of the Company, together with the related notes, set forth or incorporated by reference in the Registration Statements, the Time of Sale Disclosure Package and the Prospectus comply in all material respects with the requirements of the Securities Act and the Exchange Act and fairly present, in all material respects, the financial condition of the Company and its consolidated subsidiaries as of the dates indicated and the results of operations and changes in cash flows for the periods therein specified in conformity with generally accepted accounting principles in the United States (“GAAP”) consistently applied throughout the periods involved; the supporting schedules included in the Registration Statements fairly present, in all material respects, the information required to be stated therein; all non-GAAP financial information included in the Registration Statements, the Time of Sale Disclosure Package and the Prospectus complies in all material respects with the requirements of Regulation G and Item 10 of Regulation S-K under the Act; and, except as disclosed in the Time of Sale Disclosure Package and the Prospectus, there are no material off-balance sheet arrangements (as defined in Regulation S-K under the Act, Item 303(a)(4)(ii)) or any other relationships with unconsolidated entities or other persons, that may have a material current or, to the Company’s knowledge, material future effect on the Company’s financial condition, results of operations, liquidity, capital expenditures, capital resources or significant components of revenue or expenses. No other financial statements or schedules are required to be included in the Registration Statements, the Time of Sale Disclosure Package or the Prospectus. To the Company’s knowledge, Baker Tilly US, LLP, which has expressed its opinion with respect to the Company’s audited financial statements and schedules filed as a part of the Registration Statements and included in the Registration Statements, the Time of Sale Disclosure Package and the Prospectus, is (x) an independent public accounting firm with respect to the Company within the meaning of the Act and the Rules and Regulations, (y) a registered public accounting firm (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”)) and (z) to the Company’s knowledge, not in violation of the auditor independence requirements of the Sarbanes-Oxley Act.

(vii)      Organization and Good Standing. Each of the Company and its “Significant Subsidiaries” (as defined in Rule 1-02(w) of Regulation S-X) has been duly organized and is validly existing as an entity in good standing under the laws of its jurisdiction of organization. Each of the Company and its Significant Subsidiaries has full corporate power and authority to own its properties and conduct its business as currently being carried on and as described in the Registration Statements, the Time of Sale Disclosure Package and the Prospectus, and is duly qualified to do business as a foreign entity in good standing in each jurisdiction in which it owns or leases real property or in which the conduct of its business makes such qualification necessary and in which the failure to so qualify would, individually or in the aggregate, reasonably be expected to have a material adverse effect upon the business, business prospects, management, properties, condition (financial or otherwise) or consolidated results of operations of the Company and its subsidiaries, taken as a whole (“Material Adverse Effect”).

(viii)      Absence of Certain Events. Except as contemplated in the Time of Sale Disclosure Package and in the Prospectus, subsequent to the respective dates as of which information is given in the Time of Sale Disclosure Package and the Prospectus, neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock; and there has not been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise or settlement of outstanding options, restricted stock units or warrants or conversion of convertible securities or due to the cancellation or redemption of shares under existing equity incentive plans), or any material change in the short-term or long-term debt (other than as a result of the conversion of convertible securities), or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock of the Company or any of its subsidiaries, which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

4

(ix)        Absence of Proceedings. Except as set forth in the Time of Sale Disclosure Package and in the Prospectus, there is not pending or, to the knowledge of the Company, threatened or contemplated, any action, suit or proceeding (a) to which the Company or any of its subsidiaries is a party or (b) which has as the subject thereof any officer or director of the Company or any subsidiary, any employee benefit plan sponsored by the Company or any subsidiary or any property or assets owned or leased by the Company or any subsidiary before or by any court or Governmental Authority (as defined below), or any arbitrator, which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. There are no current or, to the knowledge of the Company, pending, legal, governmental or regulatory actions, suits or proceedings (x) to which the Company or any of its subsidiaries is subject or (y) which has as the subject thereof any officer or director of the Company or any subsidiary, any employee plan sponsored by the Company or any subsidiary or any property or assets owned or leased by the Company or any subsidiary, that are required to be described in the Registration Statements, the Time of Sale Disclosure Package and the Prospectus by the Act or by the Rules and Regulations and that have not been so described.

(x)          [Reserved].

(xi)        Authorization; No Conflicts; Authority. This Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid, legal and binding obligation of the Company, enforceable in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (B) result in any violation of the provisions of the Company’s charter or by-laws or (C) result in the violation of any law or statute or any judgment, order, rule, regulation or decree of any court or arbitrator or federal, state, local or foreign governmental agency or regulatory authority having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets (each, a “Governmental Authority”), except in the case of clauses (A) and (C) as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. No consent, approval, authorization or order of, or registration or filing with any Governmental Authority is required for the execution, delivery and performance of this Agreement or for the consummation of the transactions contemplated hereby, including the issuance or sale of the Securities by the Company, except such as may be required under the Act, the rules of the Financial Industry Regulatory Authority (“FINRA”), the rules of The Nasdaq Stock Market LLC or state securities or blue sky laws; and the Company has full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, including the authorization, issuance and sale of the Securities as contemplated by this Agreement.

(xii)       Capitalization; the Securities; Registration Rights. All of the issued and outstanding shares of capital stock of the Company are duly authorized and validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state and foreign securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities that have not been waived in writing (a copy of which has been delivered to counsel to the Underwriters), and the holders thereof are not subject to personal liability by reason of being such holders; the Securities which may be sold hereunder by the Company have been duly authorized and, when issued, delivered and paid for in accordance with the terms of this Agreement, will have been validly issued and will be fully paid and nonassessable, and the holders thereof will not be subject to personal liability by reason of being such holders; and the capital stock of the Company, including the Common Stock and the Securities to be purchased pursuant to this Agreement, conforms to the description thereof in the Time of Sale Disclosure Package and in the Prospectus. Except as otherwise stated in the Registration Statements, in the Time of Sale Disclosure Package and in the Prospectus, (A) there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of Common Stock pursuant to the Company’s charter, by-laws or any agreement or other instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound; and (B) neither the filing of the Registration Statements nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any rights for or relating to the registration of any shares of Common Stock or other securities of the Company. All of the issued and outstanding shares of capital stock of each of the Company’s subsidiaries have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise described in the Registration Statements, in the Time of Sale Disclosure Package and in the Prospectus, the Company owns of record and beneficially, free and clear of any security interests, claims, liens, proxies, equities or other encumbrances, all of the issued and outstanding shares of such stock. The Company has an authorized and outstanding capitalization as set forth in the Time of Sale Disclosure Package and in the Prospectus (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise or settlement of outstanding options, restricted stock units or warrants or conversion of convertible securities or due to the cancellation or redemption of shares under existing equity incentive plans).

5

(xiii)      Stock Options. Except as described in the Registration Statements, in the Time of Sale Disclosure Package and in the Prospectus or as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, there are no options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company or any subsidiary of the Company any shares of the capital stock of the Company or any subsidiary of the Company. The description of the Company’s stock option, stock bonus and other stock plans or arrangements (the “Company Stock Plans”), and the options or other rights granted thereunder (collectively, the “Awards”), set forth in the Time of Sale Disclosure Package and the Prospectus presents accurately and fairly in all material respects the information required to be shown with respect to such Company Stock Plans, arrangements and Awards. Each grant of an Award (A) was duly authorized no later than the date on which the grant of such Award was by its terms to be effective by all necessary corporate action, including, as applicable, approval by the board of directors of the Company (or a duly constituted and authorized committee thereof) and any required stockholder approval by the necessary number of votes or written consents, and the award agreement governing such grant (if any) was duly executed and delivered by each party thereto and (B) was made in accordance with the terms of the applicable Company Stock Plan, and all applicable laws and regulatory rules or requirements, including all applicable federal securities laws, except, in each case, as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(xiv)      Compliance with Laws. Except where such failure would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, in each case, (i) to the Company’s knowledge, the Company and each of its subsidiaries holds, and is operating in compliance with, all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders of any Governmental Authority or self-regulatory body required for the conduct of its business and all such franchises, grants, authorizations, licenses, permits, easements, consents, certifications and orders are valid and in full force and effect, (ii) neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any material franchise, grant, authorization, license, permit, easement, consent, certification or order or has reason to believe that any such material franchise, grant, authorization, license, permit, easement, consent, certification or order will not be renewed in the ordinary course, and (iii) the Company and each of its subsidiaries is in compliance with all applicable federal, state, local and foreign laws, regulations, orders and decrees.

(xv)       Ownership of Assets. The Company and its subsidiaries have rights to lease or otherwise use all items of real and personal property that are material to the business of the Company and its subsidiaries taken as a whole (other than with respect to intellectual property, title to which is addressed in subsection (xvi)), in each case free and clear of all liens, claims, security interests, other encumbrances or defects except such as are described in the Registration Statements, in the Time of Sale Disclosure Package and in the Prospectus or as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(xvi)       Intellectual Property.

(A)       To the knowledge of the Company, the Company and each of its subsidiaries owns or has the right to use pursuant to a valid and enforceable written license or other legally enforceable right, all Intellectual Property (as defined below) necessary for the conduct of the Company’s and its subsidiaries’ businesses as now conducted or as described in the Registration Statements, the Time of Sale Disclosure Package and the Prospectus to be conducted (the “Company IP”), except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. “Intellectual Property” means all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, domain names, technology, know-how and other intellectual property.

(B)       Except where failure to comply would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, in each case, (i) to the knowledge of the Company, there is no infringement, misappropriation or violation by third parties of any Company IP, (ii) there is no pending or, to the knowledge of the Company, threatened, action, suit, proceeding or claim by others challenging the Company’s or its subsidiaries’ rights in or to any Company IP, and the Company is unaware of any facts which would form a reasonable basis for any such claim, (iii) the Intellectual Property owned by the Company and its subsidiaries, and to the knowledge of the Company, the Intellectual Property licensed to the Company and its subsidiaries, has not been adjudged invalid or unenforceable, in whole or in part, and there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the validity or scope of any Company IP, and the Company is unaware of any facts which would form a reasonable basis for any such claim. There is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others that the Company or its subsidiaries infringe, misappropriate or otherwise violate any Intellectual Property or other proprietary rights of others, and neither the Company nor any of its subsidiaries has received any written notice of such claim and the Company is unaware of any other fact which would form a reasonable basis for any such claim, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

6

(C)       To the Company’s knowledge, no employee of the Company or any of its subsidiaries is in or has ever been in material violation of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Company or any of its subsidiaries or actions undertaken by the employee while employed with the Company or any of its subsidiaries, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(D)       The Company and its subsidiaries have taken reasonable security measures to protect the secrecy and confidentiality of their trade secrets and the value of all of their material Intellectual Property.

(E)       All patent applications owned by the Company or its subsidiaries and filed with the U.S. Patent and Trademark Office (the “PTO”) or any foreign or international patent authority that have resulted in patents or currently pending applications that describe inventions necessary to conduct the business of the Company or its subsidiaries as now conducted or as described in the Registration Statements, the Time of Sale Disclosure Package and the Prospectus to be conducted (collectively, the “Company Patent Applications”) have been or were duly and properly filed, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(xvii) Privacy and Data Protection. Except where failure to comply would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, in each case, (i) the Company has operated its business in a manner compliant with all United States federal, state, local and non-United States privacy, data security and data protection laws and regulations applicable to the Company’s collection, use, transfer, protection, disposal, disclosure, handling, storage and analysis of personal data, and (ii) the Company has been and is in compliance in all material respects with internal policies and procedures designed to ensure the integrity and security of the data collected, handled or stored in connection with its business. The Company has taken commercially reasonable steps to maintain the confidentiality of its personally identifiable information, protected health information, consumer information and other confidential information of the Company and any third parties in its possession (“Sensitive Company Data”). Except where failure to comply would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, in each case, (i) the tangible or digital information technology systems (including computers, screens, servers, workstations, routers, hubs, switches, networks, data communications lines, technical data and hardware), software and telecommunications systems used or held for use by the Company (the “Company IT Assets”) are adequate and operational for, in accordance with their documentation and functional specifications, the business of the Company as now operated and as currently proposed to be conducted as described in the Registration Statements, in the Time of Sale Disclosure Package and in the Prospectus, and (ii) the Company has used commercially reasonable efforts to establish, and has established, commercially reasonable disaster recovery and security plans, procedures and facilities for the Company IT Assets and data held or used by or for the Company. To the Company’s knowledge, the Company has not suffered or incurred any security breaches, compromises or incidents with respect to any Company IT Asset or Sensitive Company Data, except where such breaches, compromises or incidents would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; and there has been no unauthorized or illegal use of or access to any Company IT Asset or Sensitive Company Data by any unauthorized third party, except where such unauthorized or illegal use or access would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. To the Company’s knowledge, the Company has not been required to notify any individual of any information security breach, compromise or incident involving Sensitive Company Data, except where the failure to give such notice would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(xviii)       No Violations or Defaults. Neither the Company nor any of its Significant Subsidiaries is in violation of its respective charter, by-laws or other organizational documents, or in breach of or otherwise in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default in the performance of any obligation, agreement or condition contained in any bond, debenture, note, indenture, loan agreement or any other contract, lease or other instrument to which it is subject or by which any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

7

(xix)       Taxes. The Company and its subsidiaries have timely filed all federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof or have obtained or requested extensions thereof and the Company and its subsidiaries are not in material default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, other than any which the Company or any of its subsidiaries is contesting in good faith, in each case, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There is no pending dispute with any taxing authority relating to any of such returns, and the Company has no knowledge of any proposed liability for any tax to be imposed upon the properties or assets of the Company for which there is not an adequate reserve reflected in the Company’s financial statements included in the Registration Statements, the Time of Sale Disclosure Package and the Prospectus, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(xx)       Exchange Listing and Exchange Act Registration. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is included or approved for listing on the Nasdaq Capital Market and the Company has not taken any action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq Capital Market, and the Company has not received any notification that the Commission or the Nasdaq Capital Market is contemplating terminating such registration or listing. The Company has complied in all material respects with the applicable requirements of the Nasdaq Capital Market for maintenance of inclusion of the Common Stock thereon. Except as previously disclosed to counsel for the Underwriters or as set forth in the Time of Sale Disclosure Package and the Prospectus, to the knowledge of the Company, no beneficial owners of the Company’s capital stock who, together with their associated persons and affiliates, hold in the aggregate 10% or more of such capital stock, have any direct or indirect association or affiliate with a FINRA member.

(xxi)       Ownership of Other Entities. Other than (i) the subsidiaries of the Company listed in Exhibit 21.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2021 and (ii) such other entities omitted from Exhibit 21.1 which, when such omitted entities are considered in the aggregate as a single subsidiary, would not constitute a Significant Subsidiary, the Company does not own or control, directly or indirectly, any corporation, partnership, association, trust or other entity.

(xxii)       Internal Controls. The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Registration Statements, in the Time of Sale Disclosure Package and in the Prospectus, the Company’s internal control over financial reporting is effective and the Company, is not aware of (i) any “significant deficiencies” or “material weaknesses” (each as defined by the Public Company Accounting Oversight Board) in its internal control over financial reporting, (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting; or (iii) any change in the Company’s internal control over financial reporting that has occurred during its most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(xxiii)       No Brokers or Finders. Other than as contemplated by this Agreement or as otherwise disclosed in the Time of Sale Disclosure Package or in the Prospectus, the Company has not incurred any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

(xxiv)       Insurance. Each of the Company and its subsidiaries is insured with policies in such amounts and with such deductibles and covering such risks as it reasonably deems adequate for its business, and the real property leased by the Company and any of its subsidiaries is appropriately insured by institutions the Company reasonably believes to be financially sound.

8

(xxv)       Investment Company Act. The Company is not and, after giving effect to the offering and sale of the Firm Shares, will not be an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

(xxvi)       Eligibility to Use Form S-3. The conditions for use of Form S-3, in connection with the offer and sale of the Securities, as set forth in the General Instructions thereto, have been satisfied.

(xxvii)       Incorporated Documents. The documents incorporated by reference in the Time of Sale Disclosure Package and in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and were filed on a timely basis with the Commission and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; during the Prospectus Delivery Period (as defined below), any further documents so filed and incorporated by reference in the Time of Sale Disclosure Package or in the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act, and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(xxviii) Sarbanes-Oxley Act. The Company is in compliance, in all material respects, with all provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission thereunder, to the extent compliance is required.

(xxix) Disclosure Controls. The Company has established and maintains disclosure controls and procedures (as defined in Rules 13a-15(e) under the Exchange Act) that (i) comply with the requirements of the Exchange Act, and (ii) have been designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure.

(xxx) Anti-Bribery and Anti-Money Laundering Laws. Each of the Company, its subsidiaries, and their respective officers and directors, and to the knowledge of the Company, any agent, affiliate or representative of the Company or its subsidiaries , has not violated, its participation in the offering will not violate, and the Company and each of its subsidiaries has instituted and maintains policies and procedures designed to ensure continued compliance with, each of the following laws: applicable anti-bribery laws, including but not limited to, any applicable law, rule, or regulation of any locality, including but not limited to any law, rule, or regulation promulgated to implement the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, signed December 17, 1997, including the U.S. Foreign Corrupt Practices Act of 1977, as amended, the U.K. Bribery Act 2010, or any other applicable law, rule or regulation of similar purposes and scope, or applicable anti-money laundering laws, including but not limited to, applicable federal, state, international, foreign or other laws, regulations or government guidance regarding anti-money laundering, including, without limitation, Title 18 U.S. Code Section 1956 and 1957, the Patriot Act, the Bank Secrecy Act, and international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur, all as amended, and any executive order, directive, or regulation pursuant to the authority of any of the foregoing, or any orders or licenses issued thereunder.

9

(xxxi) OFAC.

(A)       Neither the Company nor any of its subsidiaries, nor any of their respective directors and officers, nor, to the Company’s knowledge, any agent, affiliate or representative of the Company or its subsidiaries, is an individual or entity that is, or is owned or controlled by an individual or entity that is:

(1)       the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”); nor

(2)       located, organized or resident in a country or territory that is the subject of comprehensive sanctions (currently including the Crimea Region of the Ukraine, Burma/Myanmar, Cuba, Iran, Libya, North Korea, Sudan and Syria).

(B)       Neither the Company nor any of its subsidiaries will, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other individual or entity:

(1)       to fund or facilitate any activities or business of or with any individual or entity or in any country or territory that, at the time of such funding or facilitation, is the subject of comprehensive sanctions; or

(2)       in any other manner that will result in a violation of Sanctions by any individual or entity (including any individual or entity participating in the offering, whether as underwriter, advisor, investor or otherwise).

(C)       For the past five years, neither the Company nor any of its subsidiaries has knowingly engaged in, and is not now knowingly engaged in, any dealings or transactions with any individual or entity, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

(xxxii)       Compliance with Environmental Laws. Except as disclosed in the Time of Sale Disclosure Package and the Prospectus, neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any Governmental Authority or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and the Company is not aware of any pending investigation which can be reasonably expected to lead to such a claim nor is the Company or any of its subsidiaries anticipating incurring any material capital expenditures relating to compliance with Environmental Laws.

(xxxiii)        [Reserved].

10

(xxxiv) ERISA and Employee Benefits Matters. Except as would not reasonably be expected to have a Material Adverse Effect, (A) no “prohibited transaction” as defined under Section 406 of ERISA (as defined below) or Section 4975 of the Code (as defined below) and not exempt under ERISA Section 408 and the regulations and published interpretations by the United States Department of Labor thereunder has occurred with respect to any Employee Benefit Plan (as defined below); (B) at no time in the past six years has the Company or any ERISA Affiliate (as defined below), maintained, sponsored, participated in, contributed to or has or had any liability or obligation in respect of any Employee Benefit Plan subject to Part 3 of Subtitle B of Title I of ERISA, Title IV of ERISA, or Section 412 of the Code or any “multiemployer plan” as defined in Section 3(37) of ERISA or any multiple employer plan for which the Company or any ERISA Affiliate has incurred or could incur liability under Section 4063 or 4064 of ERISA; (C) no Employee Benefit Plan provides or promises retiree health, life insurance, or other retiree welfare benefits except as may be required by the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or similar state law; (D) each Employee Benefit Plan is and has been operated in compliance with its terms and all applicable laws, including but not limited to ERISA and the Code; and, to the knowledge of the Company, no “reportable event,” as such term is defined in Section 4043 of ERISA, has occurred; (E) each Employee Benefit Plan intended to be qualified under Code Section 401(a) has obtained a favorable determination letter as to its qualified status (or the qualified status of the master or prototype form on which it is established) from the Internal Revenue Service (“IRS”), and nothing has occurred, whether by action or failure to act, which would reasonably be expected to cause the loss of such qualification and (F) with respect to each Foreign Benefit Plan (as defined below), such Foreign Benefit Plan (1) if intended to qualify for special tax treatment, meets the requirements for such treatment, and (2) if required to be funded, is funded to the extent required by applicable law. As used in this Agreement, “Code” means the Internal Revenue Code of 1986, as amended; “Employee Benefit Plan” means any “employee benefit plan” within the meaning of Section 3(3) of ERISA under which (1) any current or former employee, director or independent contractor of the Company or its subsidiaries has any present or future right to benefits and which are contributed to, sponsored by or maintained by the Company or any of its subsidiaries or (2) the Company or any of its subsidiaries has any present or future obligation or liability; “ERISA” means the Employee Retirement Income Security Act of 1974, as amended; “ERISA Affiliate” means any member of the Company’s controlled group as defined in Code Section 414(b), (c), (m) or (o); and “Foreign Benefit Plan” means any Employee Benefit Plan established, maintained or contributed to outside of the United States of America or which covers any employee working or residing outside of the United States.

(xxxv)        [Reserved].

(xxxvi)        Labor Matters. No labor problem or dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers, that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has any obligations under any collective bargaining agreement with any union and no organization efforts are underway with respect to employees of the Company or any of its subsidiaries.

(xxxvii) Restrictions on Subsidiary Payments to the Company. No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except as provided by applicable state law or described in or contemplated by the Time of Sale Disclosure Package and the Prospectus.

(xxxviii) Statistical Information. Any third-party statistical and market-related data included in the Registration Statements, the Time of Sale Disclosure Package and the Prospectus are based on or derived from sources that the Company believes to be reasonably current and reliable.

11

(b) Representations and Warranties of the Selling Stockholder. The Selling Stockholder represents and warrants to, and agrees with, the several Underwriters as follows:

(i) Accurate Disclosure. Neither the Time of Sale Disclosure Package nor the Prospectus or any amendments or supplements thereto includes any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided that such representations and warranties set forth in this subsection (b)(i) apply only to statements or omissions made in reliance upon and in conformity with information relating to the Selling Stockholder furnished in writing by or on behalf of the Selling Stockholder expressly for use in the Selling Stockholder Registration Statement, the Time of Sale Disclosure Package, the Prospectus or any other issuer free writing prospectus or any amendment or supplement thereto, it being understood and agreed that the only information furnished by the Selling Stockholder consists of the name of the Selling Stockholder, the number of offered shares and the address and other information with respect to the Selling Stockholder (excluding percentages) which appears in the Time of Sale Disclosure Package or the Prospectus or any amendment or supplement thereto in the table (and corresponding footnotes) under the caption “Selling Stockholder” (the “Selling Stockholder Information”). The Selling Stockholder is not prompted to sell the Shares to be sold by the Selling Stockholder hereunder by any material non-public information concerning the Company or any subsidiary of the Company.

(ii) Authorization of this Agreement. This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder.

(iii) Authorization of Power of Attorney. The Power of Attorney, in the form heretofore furnished to the Representative (the “Power of Attorney”), has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder and is the valid and binding agreement of the Selling Stockholder subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(iv) Noncontravention. The execution and delivery of this Agreement and the Power of Attorney and the sale and delivery of the Securities to be sold by the Selling Stockholder and the consummation of the transactions contemplated herein and compliance by the Selling Stockholder with its obligations hereunder do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities to be sold by the Selling Stockholder or any property or assets of the Selling Stockholder pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder may be bound, or to which any of the property or assets of the Selling Stockholder is subject, nor will such action result in any violation of the provisions of the charter or by-laws or other organizational instrument of the Selling Stockholder, if applicable, or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Selling Stockholder or any of its properties except for such conflicts, breaches, defaults, liens, charges, encumbrances and taxes, as would not, individually or in the aggregate, have a material adverse effect on the ability of the Selling Stockholder to consummate the transactions contemplated by this Agreement and, as applicable, the Power of Attorney (a “Selling Stockholder Material Adverse Effect”).

(v) Valid Title. The Selling Stockholder has, and at each Closing Date will have, valid title to, or a valid “security entitlement” within the meaning of Section 8-102 of the New York Uniform Commercial Code (the “UCC”) in respect of, the Securities to be sold by the Selling Stockholder free and clear of all security interests, claims, liens, equities or other encumbrances and the legal right and power, and all authorization and approval required by law, to enter into this Agreement and the Power of Attorney and to sell, transfer and deliver the Securities to be sold by the Selling Stockholder or a security entitlement in respect of such Securities.

12

(vi) Delivery of Securities. Upon payment of the purchase price for the Securities to be sold by the Selling Stockholder pursuant to this Agreement, delivery of such Securities, as directed by the Underwriters, to Cede & Co. (“Cede”) or such other nominee as may be designated by The Depository Trust Company (“DTC”) (unless delivery of such Securities is unnecessary because such Securities are already in possession of Cede or such nominee), registration of such Securities in the name of Cede or such other nominee (unless registration of such Securities is unnecessary because such Securities are already registered in the name of Cede or such nominee), and the crediting of such Securities on the books of DTC to securities accounts (within the meaning of Section 8-501(a) of the UCC) of the Underwriters (assuming that neither DTC nor any such Underwriter has notice of any “adverse claim,” within the meaning of Section 8-105 of the UCC, to such Securities), (A) under Section 8-501 of the UCC, the Underwriters will acquire a valid “security entitlement” in respect of such Securities and (B) no action (whether framed in conversion, replevin, constructive trust, equitable lien, or other theory) based on any “adverse claim,” within the meaning of Section 8-102 of the UCC, to such Securities may be successfully asserted against the Underwriters with respect to such security entitlement; for purposes of this representation, the Selling Stockholder may assume that when such payment, delivery (if necessary) and crediting occur, (I) such Securities will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, by-laws and applicable law, (II) DTC will be registered as a “clearing corporation,” within the meaning of Section 8-102 of the UCC, (III) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC, (IV) to the extent DTC, or any other securities intermediary which acts as “clearing corporation” with respect to the Securities, maintains any “financial asset” (as defined in Section 8-102(a)(9) of the UCC) in a clearing corporation pursuant to Section 8-111 of the UCC, the rules of such clearing corporation may affect the rights of DTC or such securities intermediaries and the ownership interest of the Underwriters, (V) claims of creditors of DTC or any other securities intermediary or clearing corporation may be given priority to the extent set forth in Section 8-511(b) and 8-511(c) of the UCC and (VI) if at any time DTC or other securities intermediary does not have sufficient Securities to satisfy claims of all of its entitlement holders with respect thereto then all holders will share pro rata in the Securities then held by DTC or such securities intermediary.

(vii) Absence of Manipulation. The Selling Stockholder has not taken, and will not take, directly or indirectly, any action which is designed to or which constituted or would be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(viii) Absence of Further Requirements. No filing with, or consent, approval, authorization, order, registration, qualification or decree of any arbitrator, court, governmental body, regulatory body, administrative agency or other authority, body or agency, domestic or foreign, is necessary or required to be made or obtained by the Selling Stockholder for the performance by the Selling Stockholder of its obligations hereunder, or in connection with the sale and delivery of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained or as may be required under the Securities Act, the Rules and Regulations, the rules of the Nasdaq Capital Market, state securities laws or the rules of FINRA except for such consents, approvals, authorizations, orders or qualifications as would not, individually or in the aggregate, reasonably be expected to have a Selling Stockholder Material Adverse Effect.

(ix) No Registration or Other Similar Rights. The Selling Stockholder does not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Selling Stockholder Registration Statement or included in the offering contemplated by this Agreement.

(x) No Free Writing Prospectuses. The Selling Stockholder has not prepared or had prepared on its behalf or used or referred to, any free writing prospectus, and has not distributed any written materials in connection with the offer or sale of the Securities.

(c)       Effect of Certificates. Any certificate signed by any officer of the Company and delivered to you or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby, and any certificate signed by or on behalf of the Selling Stockholder as such and delivered to you or to counsel for the Underwriters shall be deemed a representation and warranty by the Selling Stockholder to each Underwriter as to the matters covered thereby.

13

3.       Purchase, Sale and Delivery of Securities.

(a)       Firm Shares. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell the Firm Shares to the several Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Company the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto. The purchase price for each Firm Share shall be $7.05 per share. In making this Agreement, each Underwriter is contracting severally and not jointly; except as provided in paragraph (b) of this Section 3, the agreement of each Underwriter is to purchase only the respective number of Firm Shares specified in Schedules I and II.

The Firm Shares will be delivered by the Company to you for the accounts of the several Underwriters against payment of the purchase price therefor by wire transfer of same day funds payable to the order of the Company at the offices of Canaccord Genuity LLC, 99 High Street, Boston, Massachusetts 02110, or such other location as may be mutually acceptable, at 10:00 a.m. Eastern time on the second (or if the Securities are priced, as contemplated by Rule 15c6-1(c) under the Exchange Act, after 4:30 p.m. Eastern time, the third) full business day following the date hereof, or at such other time and date as you and the Company determine pursuant to Rule 15c6-1(a) under the Exchange Act, such time and date of delivery being herein referred to as the “First Closing Date.”

(b)       Option Shares. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Selling Stockholder hereby grants to the several Underwriters an option to purchase all or any portion of the Option Shares at the same purchase price as the Firm Shares, for use solely in covering any over-allotments made by the Underwriters in the sale and distribution of the Firm Shares. The option granted hereunder may be exercised in whole or in part at any time (but not more than once) within 30 days after the effective date of this Agreement upon notice (confirmed in writing) by the Underwriters to the Company setting forth the aggregate number of Option Shares as to which the Underwriters are exercising the option and the date and time, as determined by you, when the Option Shares are to be delivered, such time and date being herein referred to as the “Second Closing” and “Second Closing Date,” respectively, and each such time and date for delivery (including any First Closing Date or Second Closing Date) is herein called a “Closing Date”; provided, however, that the Second Closing Date shall not be earlier than the First Closing Date nor earlier than the second business day after the date on which the option shall have been exercised. Each Underwriter agrees, severally and not jointly, to purchase the number of Option Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion of the total number of Option Shares to be purchased on such Second Closing Date as the number of Firm Shares set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Shares. No Option Shares shall be sold and delivered unless the Firm Shares previously have been, or simultaneously are, sold and delivered.

The Option Shares will be delivered by the Selling Stockholder to you for the accounts of the several Underwriters against payment of the purchase price therefor by wire transfer of same day funds payable to the order of the Selling Stockholder at the offices of Canaccord Genuity LLC, 99 High Street, Boston, Massachusetts 02110, or such other location as may be mutually acceptable at 10:00 a.m., Eastern time, on the Second Closing Date.

(c)       Delivery. Delivery of the Firm Shares and the Option Shares shall be made by credit through full fast transfer to the accounts at DTC designated by the Representative.

(d) Purchase by Representative on Behalf of Underwriters. It is understood that you, individually and not as Representative of the several Underwriters, may (but shall not be obligated to) make payment to the Company or the Selling Stockholder on behalf of any Underwriter for the Securities to be purchased by such Underwriter. Any such payment by you shall not relieve any such Underwriter of any of its obligations hereunder. Nothing contained herein shall constitute any of the Underwriters an unincorporated association or partner with the Company or the Selling Stockholder.

14

4.       Covenants.

(a)       Covenants of the Company and the Selling Stockholder. The Company covenants and agrees, and solely with respect to paragraphs (xv), (xvi), (xvii) and (xviii), the Selling Stockholder covenants and agrees, with the several Underwriters as follows:

(i)       Required Filings. During the period beginning on the date hereof and ending on the later of the Second Closing Date or such date, as in the opinion of counsel for the Underwriters, the Prospectus is no longer required by law to be delivered (assuming the absence of Rule 172 under the Securities Act), in connection with sales by an Underwriter or a dealer (the “Prospectus Delivery Period”), prior to amending or supplementing either of the Registration Statements, the Time of Sale Disclosure Package or the Prospectus, the Company shall furnish to you for review a copy of each such proposed amendment or supplement, and the Company shall not file any such proposed amendment or supplement to which the Underwriters or counsel to the Underwriters do not consent (not to be unreasonably withheld or delayed). Subject to this Section 4(a)(i), immediately following execution of this Agreement, the Company will prepare the Prospectus containing the Rule 430B Information and other selling terms of the Securities, the plan of distribution thereof and such other information as may be required by the Securities Act or the Rules and Regulations or as the Underwriters and the Company may deem appropriate, and if requested by the Underwriters, an issuer free writing prospectus containing the selling terms of the Securities and such other information as the Company and the Underwriters may deem appropriate, and will file or transmit for filing with the Commission, in accordance with Rule 424(b) or Rule 433, as the case may be, copies of the Prospectus and each issuer free writing prospectus.

(ii)       Notification of Certain Commission Actions. During the Prospectus Delivery Period, the Company shall promptly advise you in writing (A) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (B) of the time and date of any filing of any post-effective amendment to either of the Registration Statements or any amendment or supplement to any Preliminary Prospectus, the Time of Sale Disclosure Package or the Prospectus, (C) of the time and date that any post-effective amendment to either of the Registration Statements becomes effective, (D) of the issuance by the Commission of any stop order suspending the effectiveness of either of the Registration Statements or any post-effective amendment thereto or of any order preventing or suspending its use or the use of any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus or any issuer free writing prospectus, or (E) of any proceedings to remove, suspend or terminate from listing or quotation the Common Stock from any securities exchange upon which it is listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes. During the Prospectus Delivery Period, if the Commission shall enter any such stop order at any time, the Company will use commercially reasonable efforts to obtain the lifting of such order at the earliest possible moment. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b) and 430B, as applicable, under the Securities Act and will use its reasonable efforts to confirm that any filings made by the Company under Rule 424(b), Rule 433 or Rule 462 were received in a timely manner by the Commission (without reliance on Rule 424(b)(8) or Rule 164(b)).

(iii)       Continued Compliance with Securities Laws. (A) During the Prospectus Delivery Period, the Company will comply with all applicable requirements imposed upon it by the Securities Act, as now and hereafter amended, and by the applicable Rules and Regulations, as from time to time in force, and by the Exchange Act so far as necessary to permit the continuance of sales of or dealings in the Securities as contemplated by the provisions hereof, the Time of Sale Disclosure Package and the Prospectus. If during the Prospectus Delivery Period any event occurs as a result of which the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the Time of Sale Disclosure Package) would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such Prospectus Delivery Period it is necessary or appropriate in the opinion of the Company or its counsel or the Underwriters or counsel to the Underwriters to amend either of the Registration Statements or supplement the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the Time of Sale Disclosure Package) to comply with the Securities Act or to file under the Exchange Act any document which would be deemed to be incorporated by reference in the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the Time of Sale Disclosure Package) in order to comply with the Securities Act or the Exchange Act, the Company promptly will (x) notify you of such untrue statement or omission, (y)  amend either of the Registration Statements or supplement the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the Time of Sale Disclosure Package) or file such document (at the expense of the Company) with the Commission so as to correct such statement or omission or effect such compliance, and (z) notify you when any amendment to either of the Registration Statements is filed with the Commission or becomes effective or when any supplement to the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the Time of Sale Disclosure Package) is filed with the Commission.

15

(B)        If at any time following issuance of an issuer free writing prospectus there occurred or occurs an event or development as a result of which such issuer free writing prospectus conflicted or would conflict with the information contained in either of the Registration Statements, the Preliminary Prospectus or the Prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company (x) has promptly notified or promptly will notify the Underwriters of such conflict, untrue statement or omission, (y) has promptly amended or will promptly amend or supplement, at its own expense, such issuer free writing prospectus to eliminate or correct such conflict, untrue statement or omission, and (z) has notified or promptly will notify you when such amendment or supplement was or is filed with the Commission where so required to be filed.

(iv)       Blue Sky Qualifications. The Company shall cooperate with the Underwriters and counsel for the Underwriters to qualify or register the Securities for sale under (or obtain exemptions from the application of) the securities laws of such jurisdictions as you reasonably designate and to continue such qualifications in effect so long as required for the distribution of the Securities, except that the Company shall not be required in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process in any state.

(v)       Provision of Documents. The Company will furnish, at its own expense, to the Underwriters and counsel for the Underwriters copies of the Registration Statements, and to the Underwriters and any dealer each Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, any issuer free writing prospectus, and all amendments and supplements to such documents, in each case as soon as available and in such quantities as you may from time to time reasonably request.

(vi)       Rule 158. The Company will make generally available to its security holders as soon as practicable, but in no event later than 15 months after the end of the Company’s current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period that shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Rules and Regulations.

(vii)      Payment and Reimbursement of Expenses. The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, will pay or cause to be paid (A) all expenses (including transfer taxes allocated to the respective transferees) incurred in connection with the delivery to the Underwriters of the Securities, (B) all expenses and fees (including, without limitation, fees and expenses of the Company’s accountants and counsel) in connection with the preparation, printing, filing, delivery, and shipping of the Registration Statements (including the financial statements therein and all amendments, schedules, and exhibits thereto), the Securities, each Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, any issuer free writing prospectus and any amendment thereof or supplement thereto, and the printing, delivery, and shipping of this Agreement and other underwriting documents, including blue sky memoranda (covering the states and other applicable jurisdictions), (C) all fees, expenses and disbursements of the Underwriters’ counsel incurred in connection with the registration, qualification or exemption of the Securities for offering and sale by the Underwriters or by dealers under the securities or blue sky laws of the states and foreign jurisdictions designated by the Representatives, (D) the filing fees and expenses and disbursements of Underwriters’ counsel incident to any required review and approval by FINRA of the terms of the sale of the Securities, but in no event, in the case of clauses (C) and (D), shall such fees exceed $10,000 in the aggregate, (E) the fees and expenses of any transfer agent or registrar, (F) the reasonable out-of-pocket accountable fees and disbursements incurred by the Underwriters in connection with the offer, sale or marketing of the Securities and performance of the Underwriters’ obligations hereunder, including all reasonable out-of-pocket accountable fees and disbursements of Underwriters’ counsel, (G) listing fees, if any, (H) fees, expenses and disbursements relating to background checks of the Company’s officers and directors in an amount not to exceed $30,000, (I) the cost and expenses of the Company relating to investor presentations or any “roadshow” undertaken in connection with marketing of the Securities, including, without limitation, expenses associated with the preparation or dissemination of any electronic roadshow, expenses associated with the production of roadshow slides and graphics, fees and expenses of any consultants engaged in connection with the roadshow presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, (J) the cost of the Underwriters’ use of Ipreo’s book-building, prospectus tracking and compliance software and third party research and database services for the offering, and (K) all other costs and expenses of the Company incident to the performance of its obligations hereunder that are not otherwise specifically provided for herein. The expenses to be paid by the Company and reimbursed to the Underwriters under this Section 4(a)(vii) shall not exceed $150,000 in the aggregate. If this Agreement is terminated by the Representatives pursuant to Section 8(a)(i) or 8(a)(ii) hereof or if the sale of the Securities provided for herein is not consummated by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the Underwriters’ obligations hereunder required to be fulfilled by the Company is not fulfilled, the Company will reimburse the several Underwriters for all reasonable out of pocket accountable disbursements (including but not limited to fees and disbursements of counsel, printing expenses, postage, facsimile and telephone charges and third party research and database services, but excluding travel and related expenses) incurred by the Underwriters in connection with their investigation, preparing to market and marketing the Securities or in contemplation of performing their obligations hereunder. Notwithstanding the foregoing, if this Agreement is terminated due to default by any Underwriter as set forth under Section 6(g), the Underwriters agree to pay their own expenses incurred in connection with this Agreement and the offering contemplated hereby.

16

(viii)      Use of Proceeds. The Company will apply the net proceeds from the sale of the Firm Shares to be sold by it hereunder in the manner set forth in the Time of Sale Disclosure Package and in the Prospectus.

(ix)       Company Lock-Up. The Company will not, without the prior written consent of the Representative, from the date of execution of this Agreement and continuing to and including the date 90 days after the date of the Prospectus (the “Lock-Up Period”), (A) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, or file or confidentially submit a registration statement to the Commission with respect to, any shares of Common Stock or any securities convertible into, exercisable or exchangeable for or that represent the right to receive Common Stock or (B) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (A) or (B) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, except, in each case, for (w) the filing by the Company of a registration statement on Form S-8 or a successor form thereto with respect to Common Stock or other securities pursuant to any stock option, stock bonus or other stock plan or arrangement described in the Time of Sale Disclosure Package and the Prospectus, (x) the sale of the Securities as contemplated by this Agreement, (y) issuances of shares of Common Stock upon the exercise or conversion of options, warrants or convertible securities disclosed as outstanding in the Registration Statements, the Time of Sale Disclosure Package and the Prospectus, and (z) the issuance of employee stock options or restricted stock units not exercisable during the Lock-Up Period pursuant to the Company’s stock option, stock bonus and other stock plans or arrangements, as in effect on the date hereof in the ordinary course of business consistent with past practices. The Company agrees not to accelerate the vesting of any option or warrant or the lapse of any repurchase right prior to the expiration of the Lock-Up Period.

(x)         Stockholder Lock-Ups. The Company has caused to be delivered to you prior to the date of this Agreement a letter, in the form of Exhibit A hereto (the “Lock-Up Agreement”), from each individual and entity listed on Schedule IV. The Company will enforce the terms of each Lock-Up Agreement and issue stop-transfer instructions to the transfer agent for the Common Stock with respect to any transaction or contemplated transaction that would constitute a breach of or default under the applicable Lock-Up Agreement.

(xi)        No Market Stabilization or Manipulation. The Company has not taken and will not take, directly or indirectly, any action designed to or which would reasonably be expected to cause or result in, or which has constituted, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(xii)       SEC Reports. During the Prospectus Delivery Period, the Company will file on a timely basis with the Commission such periodic and special reports as required by the rules and regulations promulgated under the Exchange Act.

(xiii)       [Reserved]

(xiv)       [Reserved]

(xv)       Free Writing Prospectuses. Each of the Company and the Selling Stockholder represents and agrees that, unless it obtains the prior written consent of the Representative, it has not made and will not make any offer relating to the Securities that would constitute an issuer free writing prospectus or that would otherwise constitute a free writing prospectus required to be filed with the Commission; provided that the prior written consent of the Representative shall be deemed to have been given in respect of the free writing prospectuses included in Schedule II. Any such free writing prospectus consented to by the Representative is hereinafter referred to as a “Permitted Free Writing Prospectus.” Each of the Company and the Selling Stockholder represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an issuer free writing prospectus and has complied and will comply with the requirements of Rule 164 and Rule 433 applicable to any Permitted Free Writing Prospectus.

17

(xvi)     Tax Forms. The Selling Stockholder will complete and sign an IRS Form W-9, W-8BEN or other similar IRS form, or any substitute form that may be requested by the Representative or the Company in connection with the sale of the Option Shares and deliver such form to the Representative or the Company, as applicable..

(xvii)    Subsequent Powers of Attorney. Any subsequent power of attorney executed by the Selling Stockholder will expressly provide that the execution of such power of attorney will not revoke the terms of the Power of Attorney.

(xviii)   Selling Stockholder Use of Proceeds. The Selling Stockholder will not use the net proceeds received by it from the sale of Securities in violation of any Sanctions.

5.       Conditions of Underwriters’ Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy, as of the date hereof and at each of the First Closing Date and the Second Closing Date (as if made at such Closing Date), of and compliance with all representations, warranties and agreements of the Company and the Selling Stockholder contained herein, to the performance by each of the Company and the Selling Stockholder of its respective obligations hereunder and to the following additional conditions:

(a)       Required Filings; Absence of Certain Commission Actions. If filing of the Prospectus, or any amendment or supplement thereto, or any issuer free writing prospectus, is required under the Securities Act or the Rules and Regulations, the Company shall have filed the Prospectus (or such amendment or supplement) or such issuer free writing prospectus with the Commission in the manner and within the time period so required (without reliance on Rule 424(b)(8) or Rule 164(b)); the Registration Statements shall remain effective; no stop order suspending the effectiveness of the Registration Statements or any part thereof, or any amendment thereof, nor suspending or preventing the use of the Time of Sale Disclosure Package, the Prospectus or any issuer free writing prospectus shall have been issued; and no proceedings for the issuance of such an order shall have been initiated or threatened; any request of the Commission for additional information (to be included in either of the Registration Statements, the Time of Sale Disclosure Package, the Prospectus, any issuer free writing prospectus or otherwise) shall have been complied with to your satisfaction.

(b)       Continued Compliance with Securities Laws. No Underwriter shall have advised the Company that (i) the Registration Statements or any amendment thereof or supplement thereto contains an untrue statement of a material fact which, in your opinion, is material or omits to state a material fact which, in your opinion, is required to be stated therein or necessary to make the statements therein not misleading, or (ii) the Time of Sale Disclosure Package or the Prospectus, or any amendment thereof or supplement thereto, or any issuer free writing prospectus contains an untrue statement of fact which, in your opinion, is material, or omits to state a fact which, in your opinion, is material and is required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

(c)       Absence of Certain Events. No event or condition of a type described in Section 2(a)(viii) shall have occurred or shall exist, which event or condition is not described in the Time of Sale Disclosure Package and Prospectus and the effect of which in your judgment, makes it impractical or inadvisable to offer or deliver the Securities on the terms and in the manner contemplated in the Time of Sale Disclosure Package and in the Prospectus, and there shall not have been any loss by strike, fire, flood, earthquake, accident or other calamity, whether or not covered by insurance, incurred by the Company or any subsidiary and that is material to the Company and its subsidiaries, taken as a whole, which event or condition is not described in the Time of Sale Disclosure Package and Prospectus and the effect of which, in any such case described above, in your judgment, makes it impractical or inadvisable to offer or deliver the Securities on the terms and in the manner contemplated in the Time of Sale Disclosure Package and in the Prospectus.

(d)       Opinion of Company Counsel. On each Closing Date, there shall have been furnished to you, as Representative of the several Underwriters, the opinion and negative assurance letter, dated as of the applicable Closing Date, of O’Melveny & Myers LLP, counsel for the Company, in form and substance satisfactory to you.

18

(e) Opinion of Counsel for the Selling Stockholder. On each Closing Date, there shall have been furnished to you, as Representative of the several Underwriters, the opinion and negative assurance letter, dated as of the applicable Closing Date, of O’Melveny & Myers LLP, counsel for the Selling Stockholder, in form and substance satisfactory to you.

(f)       Opinion of Underwriters’ Counsel. On each Closing Date, there shall have been furnished to you, as Representative of the several Underwriters, such opinion or opinions and negative assurance letter from Faegre Drinker Biddle & Reath LLP, counsel for the several Underwriters, dated as of the applicable Closing Date and addressed to you, with respect to such matters as you reasonably may request, and such counsel shall have received such papers and information as they request to enable them to pass upon such matters.

(g)       Comfort Letters. On the date hereof, on the effective date of any post-effective amendment to the Registration Statements filed after the date hereof and on each Closing Date you, as Representative of the several Underwriters, shall have received an accountant’s “comfort” letter from Baker Tilly US, LLP, dated such date and addressed to you, in form and substance satisfactory to you.

(h)       Officers’ Certificate. On each Closing Date, there shall have been furnished to you, as Representative of the several Underwriters, a certificate, dated such Closing Date and addressed to you, signed by the chief executive officer and by the chief financial officer of the Company, to the effect that:

(i)       The representations and warranties of the Company in this Agreement are true and correct as if made at and as of such Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date;

(ii)       No stop order or other order suspending the effectiveness of the Registration Statements or any part thereof or any amendment thereof or the qualification of the Securities for offering or sale nor suspending or preventing the use of the Time of Sale Disclosure Package, the Prospectus or any issuer free writing prospectus, has been issued, and no proceeding for that purpose has been instituted or, to the best of their knowledge, is contemplated by the Commission or any state or regulatory body; and

(iii)       Affirms the accuracy of the matters set forth in subsection (c) of this Section 5.

(i) Certificate of Selling Stockholder. On each Closing Date, the Representative shall have received a certificate of an Attorney-in-Fact on behalf of the Selling Stockholder, dated as of the applicable Closing Date, to the effect that (i) the representations and warranties of the Selling Stockholder in this Agreement are true and correct with the same force and effect as though expressly made at and as of the applicable Closing Date and (ii) the Selling Stockholder has complied with all agreements and all conditions on its part to be performed under this Agreement at or prior to the Closing Date.

(j)       CFO Certificate.  On the date hereof and on each Closing Date, the Company shall have furnished to you, as Representative of the several Underwriters, a certificate, dated as of such date, signed on behalf of the Company by its chief financial officer, regarding certain financial information included in or incorporated by reference into the Preliminary Prospectus and the Prospectus, respectively, in form and substance reasonably satisfactory to you.

(k)       Lock-Up Agreement. The Underwriters shall have received all of the Lock-Up Agreements referenced in Section 4 and the Lock-Up Agreements shall remain in full force and effect.

19

(l)       FINRA No Objections. FINRA shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

(m)       Other Documents. The Company shall have furnished to you, as Representative of the several Underwriters, and counsel for the Underwriters such additional documents, certificates and evidence as you or they may have reasonably requested.

(n)       Exchange Listing. The Securities to be delivered on such Closing Date have been approved for listing on the Nasdaq Capital Market, subject to official notice of issuance.

All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you and counsel for the Underwriters. The Company will furnish you with such conformed copies of such opinions, certificates, letters and other documents as you shall reasonably request.

6.       Indemnification and Contribution.

(a)       Indemnification by the Company. The Company agrees to indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise (including in settlement of any litigation if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in the Registration Statements, including the 430B Information and any other information deemed to be a part of the Registration Statements at the time of effectiveness and at any subsequent time pursuant to the Rules and Regulations, if applicable, or arise out of or are based on the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, (ii) an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, or any amendment or supplement thereto, any issuer free writing prospectus, or any issuer information that the Company has filed or is required to file pursuant to Rule 433(d) of the Rules and Regulations, or arise out of or are based on the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse each Underwriter for any documented legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof; it being understood and agreed that the only information furnished by an Underwriter consists of the information described as such in Section 6(f).

(b)      Indemnification by the Selling Stockholder. The Selling Stockholder agrees to indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls each Underwriter within the meaning of Section 15 of the Act and Section 20 of the Exchange Act from and against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise (including in settlement of any litigation if such settlement is effected with the written consent of the Selling Stockholder), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in the Registration Statements, including the 430B Information and any other information deemed to be a part of the Registration Statements at the time of effectiveness and at any subsequent time pursuant to the Rules and Regulations, if applicable, or arise out of or are based on the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, (ii) an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, or any amendment or supplement thereto, any issuer free writing prospectus, or any issuer information that the Company has filed or is required to file pursuant to Rule 433(d) of the Rules and Regulations, or arise out of or are based on the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse each Underwriter for any documented legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action as such expenses are incurred above; provided that the Selling Stockholder shall be liable only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statements, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus (or any amendment or supplement thereto) or any issuer free writing prospectus in reliance upon and in conformity with the Selling Stockholder Information; provided, further, that the liability under this subsection of the Selling Stockholder shall be limited to an amount equal to the aggregate gross proceeds after deducting underwriting commissions and discounts, but before expenses, to the Selling Stockholder from the sale of Securities sold by the Selling Stockholder hereunder.

20

(c)       Indemnification by the Underwriters. Each Underwriter will, severally and not jointly, indemnify and hold harmless the Company, its affiliates, directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act and Section 20 of the Exchange Act, and each Selling Stockholder and each person, if any, who controls any Selling Stockholder within the meaning of Section 15 of the Act and Section 20 of the Exchange Act from and against any losses, claims, damages or liabilities, joint or several, to which the Company may become subject, under the Act or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in the Registration Statements, including the 430B Information and any other information deemed to be a part of the Registration Statements at the time of effectiveness and at any subsequent time pursuant to the Rules and Regulations, if applicable, or arise out of or are based on the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, (ii) an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, or any amendment or supplement thereto, or any issuer free writing prospectus, or any issuer information that the Company has filed or is required to file pursuant to Rule 433(d) of the Rules and Regulations, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by you, or by such Underwriter through you, specifically for use in the preparation thereof (it being understood and agreed that the only information furnished by an Underwriter consists of the information described as such in Section 6(f)), and will reimburse the Company for any documented legal or other expenses reasonably incurred by the Company in connection with investigating or defending against any such loss, claim, damage, liability or action as such expenses are incurred.

(d)       Notice and Procedures. Promptly after receipt by an indemnified party under subsection (a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to any indemnified party except to the extent such indemnifying party has been materially prejudiced by such failure (through the forfeiture of substantive rights or defenses). In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of the indemnifying party’s election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable and documented costs of investigation; provided, however, that if, in the reasonable judgment of the Representative (upon written advice received from its outside counsel), it is advisable for the Underwriters to be represented by separate counsel, the Representative shall have the right to employ a single counsel (in addition to local counsel) to represent the Representative and all Underwriters who may be subject to liability arising from any claim in respect of which indemnity may be sought by the Underwriters under subsections (a) and (b) of this Section 6, in which event the reasonable and documented fees and expenses of such separate counsel shall be borne by the indemnifying party or parties and reimbursed to the Underwriters as incurred. An indemnifying party shall not be obligated under any settlement agreement, consent to judgment or other compromise relating to any action under this Section 6 to which it has not agreed in writing. In addition, no indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld or delayed), effect any settlement of any pending or threatened proceeding unless such settlement includes an unconditional release of such indemnified party for all liability on claims that are the subject matter of such proceeding and does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party. Notwithstanding the foregoing, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable and documented fees and expenses of counsel pursuant to this Section 6(d), such indemnifying party agrees that it shall be liable for any settlement effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

21

(e)       Contribution; Limitations on Liability; Non-Exclusive Remedy. If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder, as applicable, on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholder on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholder bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholder or the Underwriters and the parties’ relevant intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this subsection (e). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the Securities purchased by it hereunder exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies that might otherwise be available to any indemnified party at law or in equity.

(f)       Information Provided by the Underwriters. The Underwriters severally confirm and the Company acknowledges that the statements with respect to the public offering of the Securities by the Underwriters set forth in the second paragraph, under the caption “Underwriting” in the Time of Sale Disclosure Package and in the Prospectus are correct and constitute the only information concerning such Underwriter furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statements, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus or any issuer free writing prospectus.

(g)        Defaulting Underwriter.

(i)                        If, on the First Closing Date or the Second Closing Date, as the case may be, any Underwriter defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder on such date, the non-defaulting Underwriters may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Securities, then the Company shall be entitled, but shall not be obligated to, for a further period of 36 hours, seek to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Securities on such terms. If other persons become obligated or agree to purchase the Securities of a defaulting Underwriter, either the non-defaulting Underwriters or the Company may postpone the First Closing Date or the Second Closing Date, as the case may be, for up to five full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statements and the Prospectus or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Registration Statements and the Prospectus that effects any such changes. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule I hereto that, pursuant to this Section, purchases Securities that a defaulting Underwriter agreed but failed to purchase.

22

(ii)                        If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in subsection (g)(i) above, the aggregate number of Securities that remain unpurchased on the First Closing Date or the Second Closing Date, as the case may be, does not exceed one-eleventh of the aggregate number of Securities to be purchased on such date, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Securities that such Underwriter agreed to purchase hereunder on such date plus such Underwriter’s pro rata share (based on the number of Securities that such Underwriter agreed to purchase on such date) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made.

(iii)                        If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and, if undertaken by the Company, the Company as provided in subsection (g)(i) above, the aggregate number of Securities that remain unpurchased on the First Closing Date or the Second Closing Date, as the case may be, exceeds one-eleventh of the aggregate amount of Securities to be purchased on such date, or if the Company shall not exercise the right described in subsection (g)(ii) above, then this Agreement or, with respect to the Second Closing Date, the obligation of the Underwriters to purchase Securities on the Second Closing Date, as the case may be, shall terminate without liability on the part of the non-defaulting Underwriters. Any termination of this Agreement pursuant to this Section shall be without liability on the part of the Company, except that the Company will continue to be liable for the payment of expenses as set forth in Section 4(a)(vii) hereof and except that the provisions of Sections 6(a)-(e) hereof shall not terminate and shall remain in effect.

(iv)                        Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company or any non-defaulting Underwriter for damages caused by its default.

7.       Representations and Agreements to Survive Delivery. All representations, warranties, and agreements of the Company, the Selling Stockholder and the several Underwriters herein or in certificates delivered pursuant hereto, including but not limited to the agreement of the Company, the Selling Stockholder and the several Underwriters contained in Section 6 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof, or the Company, the Selling Stockholder or any of their officers, directors, or controlling persons, and shall survive delivery of, and payment for, the Securities to and by the Underwriters hereunder and any termination of this Agreement.

8.       Termination of this Agreement.

(a)       Right to Terminate. You, as Representative of the several Underwriters, shall have the right to terminate this Agreement by giving notice to the Company and the Selling Stockholder as hereinafter specified at any time at or prior to the First Closing Date, and the option referred to in Section 3(b), if exercised, may be cancelled at any time prior to the Second Closing Date, if (i) with respect to any termination prior to the First Closing Date, the Company shall have failed, refused or been unable, at or prior to such Closing Date, to perform any agreement on its part to be performed hereunder, (ii) with respect to any termination after the First Closing Date and prior to the Second Closing Date, the Selling Stockholder shall have failed, refused or been unable, at or prior to such Closing Date, to perform any agreement on its part to be performed hereunder, (iii) any condition of the Underwriters’ obligations hereunder is not fulfilled, (iv) trading in the Company’s Common Stock shall have been suspended by the Commission or the Nasdaq Capital Market or trading in securities generally on the NYSE American, Nasdaq Stock Market or New York Stock Exchange shall have been suspended, (v) minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the NYSE American, Nasdaq Stock Market or New York Stock Exchange, by such exchange or by order of the Commission or any other Governmental Authority having jurisdiction, (vi) a banking moratorium shall have been declared by federal or New York state authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States, or (vii) there shall have occurred any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration by the United States of a national emergency or war, any material adverse change in financial markets, any substantial change or development involving a prospective substantial change in United States or international political, financial or economic conditions, or any other calamity or crisis that, in your reasonable judgment, is material and adverse and makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Securities.

23

(b)       Notice of Termination. If you elect to terminate this Agreement as provided in this Section, the Company and Selling Stockholder shall be notified promptly by you by telephone, confirmed by letter.

(c)       Effect of Termination. No party shall be relieved of any liability under this Agreement arising from any breach of its obligations hereunder occurring prior to termination of this Agreement as a result of the termination of this Agreement.

9.       Notices. Except as otherwise provided herein, all communications hereunder shall be in writing and, if to the Underwriters, shall be mailed via overnight delivery service or hand delivered via courier to Canaccord Genuity LLC, 99 High Street, Boston, Massachusetts 02110, Attention: Equity Capital Markets, with a copy to (which shall not constitute notice) Faegre Drinker Biddle & Reath LLP, 2200 Wells Fargo Center, 90 South 7th Street, Minneapolis, Minnesota 55402, Attention: Ben A. Stacke; if to the Company or the Selling Stockholder, shall be mailed via overnight delivery service or hand delivered to it at 7535 Irvine Center Drive, Suite 100, Irvine, California 92618, Attention: David Goren, with a copy to (which shall not constitute notice) O’Melveny & Myers LLP, 2765 Sand Hill Road, Menlo Park, California 94025, Attention: Warren Lazarow; or in each case to such other address as the person to be notified may have requested in writing. Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

10.       Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and the controlling persons, officers and directors referred to in Section 6. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable remedy or claim under or in respect of this Agreement or any provision herein contained. The term “successors and assigns” as herein used shall not include any purchaser, as such purchaser, of any of the Securities from any of the several Underwriters.

11.       Absence of Fiduciary Relationship. The Company and the Selling Stockholder acknowledge and agree that: (a) the Underwriters have been retained solely to act as underwriters in connection with the sale of the Securities and that no fiduciary, advisory or agency relationship between the Company, the Selling Stockholder and the Underwriters has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the Underwriters have advised or are advising the Company on other matters; (b) the price and other terms of the Securities set forth in this Agreement were established by the Company and the Selling Stockholder following discussions and arms-length negotiations with the Underwriters, the Selling Stockholder and each of the Company and the Selling Stockholder is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (c) the Company and the Selling Stockholder have been advised that the Underwriters and their affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and the Selling Stockholder and that the Underwriters have no obligation to disclose such interest and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; (d) the Company and the Selling Stockholder have been advised that the Underwriters are acting, in respect of the transactions contemplated by this Agreement, solely for the benefit of the Underwriters, and not on behalf of the Company or the Selling Stockholder; and (e) the Company and the Selling Stockholder waive to the fullest extent permitted by law, any claims it may have against the Underwriters for breach of fiduciary duty or alleged breach of fiduciary duty in respect of any of the transactions contemplated by this Agreement and agree that the Underwriters shall have no liability (whether direct or indirect) to the Company or the Selling Stockholder in respect of such a fiduciary duty claim on behalf of or in right of the Company or the Selling Stockholder, including stockholders, employees or creditors of the Company or the Selling Stockholder.

24

12.       Recognition of the U.S. Special Resolution Regimes.

(a)       In the event that any Underwriter that is a Covered Entity (as defined below) becomes subject to a proceeding under a U.S. Special Resolution Regime (as defined below), the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)        In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate (as defined below) of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights (as defined below) under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

(c)       As used in this Section 12:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

(i)	a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii)	a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii)	a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

13.       Governing Law; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates), the Selling Stockholder and each of the Underwriters hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

14.       Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original and all such counterparts shall together constitute one and the same instrument. The words “execution,” “signed,” “signature,” and words of like import in this Agreement or in any other certificate, agreement or document related to this Agreement, if any, shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf,” “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

25

15.       General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof, including that certain engagement letter (other than section 5 and, if this Agreement is terminated pursuant to Section 8 hereto prior to the First Closing Date, sections 7 and 8), dated November 12, 2021, by and among the Company and the Representative. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

[Signature Page Follows]

26

Please sign and return to the Company the enclosed duplicates of this letter whereupon this letter will become a binding agreement between the Company, the Selling Stockholder and the several Underwriters in accordance with its terms.

Very truly yours,

Lantronix, Inc.

By /s/ Jeremy Whitaker_______________________

Name Jeremy R. Whitaker_____________________

Its Chief Financial Officer_____________________

TL Investment GmbH

By /s/ David Goren__________________________

Name David Goren__________________________

Its Attorney-in-Fact__________________________

Confirmed as of the date first

above mentioned, on behalf of

itself and the several Underwriters

named in Schedule I hereto.

Canaccord Genuity LLC

By /s/ Jennifer Pardi____________________

Name Jennifer Pardi____________________

Its Managing Director__________________

27

SCHEDULE I

Company Firm Shares

Underwriter	Number of Firm Shares

Canaccord Genuity LLC	2,491,000
Craig-Hallum Capital Group LLC	2,209,000
Total	4,700,000

28

SCHEDULE II

Certain Permitted Free Writing Prospectuses

None.

29

SCHEDULE III

Pricing Information

Company Firm Shares: 4,700,000 shares

Selling Stockholder Option Shares: 705,000 shares

Price to the public: $7.50 per share

Price to the Underwriters: $7.05 per share

30

SCHEDULE IV

List of Individuals and Entities Executing Lock-Up Agreements

1.	TL Investment GmbH
2.	Margaret A Evashenk
3.	Paul F. Folino
4.	Mohammed F. Hakam
5.	Roger Holliday
6.	Heidi Nguyen
7.	Paul H. Pickle
8.	Hoshi Printer
9.	Jeremy R. Whitaker

31

EXHIBIT A

Form of Common Stock Lock-Up Agreement

Date: _____________________

Canaccord Genuity LLC

As Representative of the several Underwriters named

in the Underwriting Agreement

c/o Canaccord Genuity LLC

99 High Street

Boston, Massachusetts 02110

Ladies and Gentlemen:

As an inducement to Canaccord Genuity LLC to execute an underwriting agreement (the “Underwriting Agreement”) in its capacity as representative for the several underwriters named in Schedule I thereto (the “Representative”) providing for a public offering (the “Offering”) of shares of common stock, par value $0.0001 per share (the “Common Stock”), of Lantronix, Inc., a Delaware corporation (the “Company”), the undersigned hereby agrees that without, in each case, the prior written consent of the Representative, during the period specified in the second succeeding paragraph (the “Lock-Up Period”), the undersigned will not: (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option, grant any option, right or warrant to purchase, lend, make any short sale or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into, exercisable or exchangeable for or that represent the right to receive Common Stock (including without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), promulgated by the U.S. Securities and Exchange Commission (the “SEC”) and securities which may be issued upon exercise of a stock option or warrant) whether now owned or hereafter acquired (the “Undersigned’s Securities”); (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Undersigned’s Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; (3) make any demand for or exercise any right with respect to, the registration of any Common Stock or any security convertible into or exercisable or exchangeable for Common Stock; or (4) publicly disclose the intention to do any of the foregoing.

The undersigned agrees that the foregoing restrictions preclude the undersigned from engaging in any hedging or other transaction which is designed to, or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Securities, even if such securities would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned’s Securities or with respect to any security that includes, relates to, or derives any significant part of its value from the Undersigned’s Securities.

The Lock-Up Period will commence on the date of this Lock-Up Agreement (this “Lock-Up Agreement”) and continue and include the date ninety (90) days after the date of the final prospectus supplement used to sell the Common Stock in the Offering pursuant to the Underwriting Agreement.

Notwithstanding the foregoing, the undersigned may transfer the Undersigned’s Securities (i) as a bona fide gift or gifts, (ii) to a member of the undersigned’s immediate family (as defined below) or to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, (iii) if the undersigned is a corporation, partnership, limited liability company, trust or other business entity (1) transfers to another corporation, partnership, limited liability company, trust or other business entity that is a direct or indirect affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of the undersigned or (2) distributions of shares of Common Stock or any security convertible into or exercisable for Common Stock to limited partners, limited liability company members or stockholders of the undersigned, (iv) if the undersigned is a trust, transfers to the beneficiary of such trust, or to the estate of a beneficiary of such trust, (v) transfers by testate succession or intestate succession, (vi) transfers not involving a change in beneficial ownership, or (vii) pursuant to the Underwriting Agreement; provided, in the case of clauses (i) through (vi), that (x) such transfer shall not involve a disposition for value, (y) the transferee agrees in writing with the Representative to be bound by the terms of this Lock-Up Agreement, and (z) no filing by any party under Section 16(a) of the Exchange Act reporting a reduction of beneficial ownership of shares of Common Stock shall be required (other than a filing on Form 5 required and filed after the expiration of the Lock-Up Period) or shall be made voluntarily in connection with such transfer prior to the expiration of the Lock-Up Period. For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, current or former marriage, domestic partnership or adoption, not more remote than first cousin.

32

In addition, the foregoing restrictions shall not apply to (i) the exercise of stock options granted pursuant to the Company’s equity incentive plans; provided that such restrictions shall apply to any of the Undersigned’s Securities issued upon such exercise, (ii) the surrender to, forfeiture to or withholding by the Company of Common Stock on behalf of the undersigned in connection with the vesting or exercise (including on a “net exercise” or “cashless” basis) of options or restricted stock units or similar awards under any existing compensation or incentive plan of the Company, including to cover any federal, state and local withholding tax obligations due in connection with such vesting or exercise, provided that if the undersigned is required to file a report under Section 16(a) of the Exchange Act reporting a reduction of beneficial ownership of shares of Common Stock during the Lock-Up Period related to such exercise or vesting, the undersigned shall include a statement in such report that the filing relates to the circumstances described in this clause (ii), (iii) the transfer of shares of Common Stock or any security convertible into or exercisable or exchangeable for shares of Common Stock that occurs by operation of law pursuant to a qualified domestic order or in connection with a divorce settlement, divorce decree, separation order or other final court order provided that the transferee signs and delivers a lock-up agreement substantially in the form of this Lock-Up Agreement, and provided further, that any filing under the Exchange Act that is required to be made during the Lock-Up Period as a result of such transfer, states that such transfer has occurred by operation of law and that such transfer is pursuant to a qualified domestic order or in connection with a divorce settlement, as applicable, or (iv) the establishment of any contract, instruction or plan (a “Plan”) that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) under the Exchange Act; provided that no sales of the Undersigned’s Securities shall be made pursuant to such a Plan prior to the expiration of the Lock-Up Period, and such a Plan may only be established if no public announcement of the establishment or existence thereof and no filing with the SEC or other regulatory authority in respect thereof or transactions thereunder or contemplated thereby, by the undersigned, the Company or any other person, shall be required, and no such announcement or filing is made voluntarily, by the undersigned, the Company or any other person, prior to the expiration of the Lock-Up Period.

Further, this Lock-Up Agreement shall not restrict the transfer of the Undersigned’s Securities pursuant to a bona fide Change of Control (as defined below) of the Company that has been approved by the board of directors of the Company, provided that all of the Undersigned’s Securities that are not so transferred shall remain subject to the restrictions set forth in this Lock-Up Agreement, and provided further that it shall be a condition of such transfer that in the event that the Change of Control is not completed, the Undersigned’s Securities shall remain subject to the restrictions set forth in this Lock-Up Agreement. “Change of Control” means the consummation of any bona fide third-party tender offer, merger, consolidation or other similar transaction or series of related transactions, the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, other than the Company or its subsidiaries, becomes the beneficial owner (as defined in Rule 13d-3 and 13d-5 of the Exchange Act) of 50% or more of the total voting power of the voting capital stock of the Company (or the surviving entity).

If the undersigned is an officer or director of the Company, the undersigned further agrees that the restrictions imposed by this Lock-Up Agreement shall be equally applicable to any issuer-directed shares of Common Stock the undersigned may purchase in the Offering.

In furtherance of the foregoing, the undersigned consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of shares of Common Stock or securities convertible into or exchangeable or exercisable for shares of Common Stock held by the undersigned except in compliance with the foregoing restrictions.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that the undersigned shall be released from all obligations under this Lock-Up Agreement if (i) the Company notifies the Representative that it does not intend to proceed with the Offering, (ii) the Underwriting Agreement is not entered into between the Company and the Representative, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock (or other securities) to be sold thereunder, or (iii) the Offering is not completed by January 31, 2022.

The undersigned understands that the Representative is entering into the Underwriting Agreement and proceeding with the Offering in reliance upon this Lock-Up Agreement.

This Lock-Up Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

[The remainder of this page has intentionally been left blank.]

33

Very truly yours,

____________________________________

Printed Name of Holder

____________________________________

Signature

____________________________________

Printed Name and Title of Person Signing

(if signing as custodian, trustee or on behalf of an entity)

34